EXHIBIT 10.02

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (this “Amendment”), dated as of February 8, 2020, is entered into by GEE GROUP, INC., an Illinois corporation (the “Maker”) and ENOCH S. TIMOTHY and DOROTHY TIMOTHY (collectively, the “Payee”).

WHEREAS, the Maker and the Payee executed that certain Subordinated Nonnegotiable Promissory Note, dated as of January 20, 2017 (the “Promissory Note”); and

WHEREAS, the Maker and the Payee desire to amend the Promissory Note to change the maturity date and interest rate.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

1.	Amendment to the Promissory Note. It is hereby agreed and understood that the Promissory Note shall be amended as follows:

a.	Interest Rate. The interest rate shall remain at an annual rate of 5.5% (applicable to the unpaid and outstanding principal balance of the Promissory Note as of the date hereof for the remaining amended term of the Promissory Note).

b.	Interest Payments. Interest only will continue to be paid in consecutive monthly payments as before until the “Amended Maturity Date” (as defined below).

c.	Maturity Date. The balloon payment of principal is changed from the third (3rd) anniversary of the date of the Promissory Note to be the fifth (5th) anniversary of the date of the Promissory Note (the “Amended Maturity Date”), and the prior failure to pay on the third (3rd) anniversary shall be treated as cured and shall not be a default.

d.	Subordination. The Promissory Note indebtedness and obligations thereunder remain subordinated, and payments under the Promissory Note remain restricted as prior to this Amendment.

2.	Miscellaneous.

a.	Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

b.	This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

c.	The Amendment shall be construed in accordance and governed by the internal laws of the state of Florida.

d.	The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Promissory Note to duly executed as of the day and year first written above.

MAKER:

GEE GROUP, INC., an Illinois corporation

By:
Print name:
Title:

PAYEE:

ENOCH S. TIMOTHY

DOROTHY TIMOTHY

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